Exhibit 99.2

BILL Announces $300 Million Share Repurchase Program

SAN JOSE, Calif.--(BUSINESS WIRE) – Feb 2, 2023 – BILL (NYSE: BILL), a leader in financial automation software for small and midsize businesses (SMBs), today announced that its Board of Directors approved a share repurchase program with authorization to purchase up to $300 million of BILL’s common stock.

“The share repurchase program demonstrates our confidence in the strength of our business and our ability to capture the large market opportunity ahead of us,” said John Rettig, BILL CFO. “With our strong balance sheet and cash flow generation, we are well positioned to invest for our future growth prospects while also returning capital to shareholders and minimizing dilution.”

BILL may repurchase shares of its common stock from time to time through open market purchases, in privately negotiated transactions, or by other means, including through the use of trading plans intended to qualify under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, in accordance with applicable securities laws and other restrictions. The timing and total amount of stock repurchases will depend upon business, economic and market conditions, corporate and regulatory requirements, prevailing stock prices, and other considerations. The share repurchase program will have a term of 12 months, may be suspended or discontinued at any time, and does not obligate the company to acquire any amount of common stock.

The Company has provided additional information about the share repurchase in the Form 8-K filed on February 2, 2023 with the Securities and Exchange Commission.

About BILL

BILL (NYSE: BILL) is a leader in financial automation software for small and midsize businesses (SMBs). As a champion of SMBs, we are dedicated to automating the future of finance so businesses can thrive. Hundreds of thousands of businesses trust BILL solutions to manage financial workflows, including payables, receivables, and spend and expense management. With BILL, businesses are connected to a network of millions of members, so they can pay or get paid faster. Through our automated solutions, we help SMBs simplify and control their finances, so they can confidently manage their businesses, and succeed on their terms. BILL is a trusted partner of leading U.S. financial institutions, accounting firms, and accounting software providers. BILL is headquartered in San Jose, California. For more information, visit bill.com.

Note on Forward-Looking Statements

This press release and the accompanying conference call contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements other than statements of historical facts, and statements in the future tense. Forward-looking statements are based on our expectations as of the date of this press release and are subject to a number of risks, uncertainties and assumptions, many of which involve factors or circumstances that are beyond our control. These statements include, but are not limited to, statements regarding our expectations of future financial and operating performance, our share repurchase program, our expectations for the growth of demand on our platform and the expansion of our customers’ utilization of our services. These risks and uncertainties include, but are not limited to, macroeconomic factors, including interest rates, inflationary and recessionary environments, fluctuations in foreign exchange rates, instability and the global impact of the ongoing war in Ukraine, the coronavirus pandemic (COVID-19), variants thereof, and their impact on our employees, customers and strategic partners and on supply chains and labor markets, our history of operating losses, our recent rapid growth, the large sums of customer funds that we transfer daily, the risk of loss, errors and fraudulent activity, the market, interest rate, foreign exchange and other conditions that the customer funds we hold in trust are subject to, our ability to attract new customers and convert trial customers into paying customers, our ability to develop new products and services, increased competition or new entrants in the marketplace, potential impacts of acquisitions and investments, including our ability to integrate Divvy and Invoice2go, changes in staffing levels, and other risks detailed in registration statements and periodic reports we file with the Securities and Exchange Commission (SEC), including our quarterly and annual reports, which may be obtained on the Investor Relations section of BILL’s website (https://investor.bill.com/financials/sec-filings/default.aspx) and on the SEC website at www.sec.gov. You should not rely on these forward-looking statements, as actual results may differ materially from those contemplated by these forward-looking statements as a result of such risks and uncertainties. All forward-looking statements in this press release are based on information available to us as of the date hereof. We assume no obligation to update or revise the forward-looking statements contained in this press release or the accompanying conference call because of new information, future events, or otherwise.

IR Contact:

Karen Sansot
ksansot@hq.bill.com

Press Contact:

Mark Heller
mheller@hq.bill.com